SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 7, 2006
SIMMONS COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124138	20-0646221

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Agreement.
Pursuant to a written separation agreement (the “Separation Agreement”) between Simmons Company (the “Company”), its indirect subsidiary, Simmons Bedding Company (“Simmons Bedding”), and Rhonda C. Rousch, its former Executive Vice President — Human Resources and Assistant Secretary, the parties have agreed to terminate Ms. Rousch’s employment with Simmons Bedding effective March 31, 2006.
Under the Separation Agreement, Ms. Rousch will be paid her former annual salary of $285,000 for two years. In addition to her base salary, Ms. Rousch is entitled to a 2006 bonus under the current bonus plan as if she was employed for all of fiscal year 2006. Such bonus, if any, will be paid to Ms. Rousch when Simmons Bedding pays other executive bonuses for fiscal year 2006. Additionally, Ms. Rousch and her spouse may continue to participate in Simmons Bedding’s health benefits at the same level of participation that was in effect immediately prior to March 31, 2006 until the earlier of March 31, 2008 or when Ms. Rousch commences other employment and receives comparable health benefits. After March 31, 2008, Ms. Rousch and her spouse are entitled to participate in Simmons Bedding’s health benefits at the same level of participation that was in effect immediately prior to March 31, 2006 for the remainder of their lives by paying the full group premium plus an administrative fee unless Ms. Rousch commences employment and receives comparable health benefits. Simmons Company also agreed to not call Ms. Rousch’s Class A common stock and vested Class B common stock until such date in 2007 when audited financial statements for fiscal year 2006 are available.
The Separation Agreement is filed with this report as Exhibit 10.1, its contents are incorporated by reference into this Item 1.01. The preceding description of the terms of the Separation Agreement is qualified in its entirety by reference to Exhibit 10.1 to this report.

Item 5.02.	Departure of Directors or Principal Officers.
The contents of Item 1.01 are incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits

10.1	General Release and Separation Agreement between Simmons Company, Simmons Bedding Company and Rhonda C. Rousch dated April 7, 2006.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY
By:	/s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: April 19, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	General Release and Separation Agreement between Simmons Company, Simmons Bedding Company and Rhonda C. Rousch dated April 7, 2006.

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